COMMERCIAL - INDUSTRIAL - INVESTMENT
                          REAL ESTATE PURCHASE CONTRACT
     This is a legally binding contract. It hat been prepared by the Utah Association of REALTORS for the use of its members only, in their transactions with clients and customers. Parties to this contract may agree, in writing, to alter or delete provisions of this contact. Seek advice from your attorney or tax advisor before entering into a binding contract.

                              EARNEST MONEY RECEIPT


     The Buyer Cyberstate, Inc Nevada Corp., or Assignee offers to purchase the Property described below and delivers as Earnest Money Deposit $ $2,500 In the form of Check to: [X] the Brokerage, to be deposited within three business days after Acceptance of this Offer to Purchase by all parties. [ ]the Title/Escrow Company identified below. Brokerage or Title/Escrow Company: Wardley B H & G
Address: 2909 Washington Blvd Received by: N/A on 7-14-97 (date) Phone Number 627-4663 [ ](if Title/Escrow Company) for deposit no later than (date) .


                                OFFER TO PURCHASE
1. PROPERTY:              01-019-0017

Address: 2402 Wall Avenue City: Ogden County: Weber State: Utah For legal description, see attached Addendum # preliminary title report when available as provided below.

     1.1 INCLUDED ITEMS: Unless excluded herein, this sale shall include all fixtures presently attached to the Property. The following personal property shall also be included in this sale and conveyed under separate Bill of Sale with warranties as to title: See Addendum #1

     1.2 EXCLUDED ITEMS: These items are excluded from this sale:

2.  PURCHASE  PRICE  AND  FINANCING.  Buyer  agrees to pay for the  Property  as follows:
$  2,500     Earnest Money Deposit
$750,000     Loan  proceeds:  Representing  the liability to be assumed by Buyer under  an  existing  assumable  loan ( with  without  Seller  being release of liability) in this approximate  amount with Buyer Seller agreeing to pay any loan  transfer  and  assumption  fees.  Any net differences between the approximate balance of the loan shown above and the actual  balance at Closing  shall then be  adjusted in cash other . From new institutional financing on terms no less favorable to the  Buyer  than the  following:  N/A  (interest  rate for first
             period  prior  to  adjustment,  if  any);___N/A____   (amortization
             period);  N/A (term). Other than these, the loan terms shall be the best  obtainable  under the loan for which the Buyer applies below.
             From  Seller-held  financing,  as described in the attached  Seller
             Financing Addendum.
$   0        Other:
$ 97,500     Balance of Purchase Price in cash at closing.
$850,000     TOTAL PURCHASE PRICE


3. CLOSING. This transaction shall be closed on or before Per Add. . Closing shall occur when: (a) Buyer and Seller have signed and delivered to each other (or to the escrow/title company),all documents required by this Contract, by the Lender, by written escrow instructions signed by the Buyer and the Seller, and by applicable law; (b) the moneys required to be paid under these documents have been delivered to the escrow / title company in the form of collected or cleared funds; and (c) the deed which the Seller has agreed to deliver under Section 6 had been recorded. Seller and Buyer shall each pay one-half of the escrow Closing fee, unless otherwise agreed by the parties in writing. Taxes and assessments for the current year, rents, and interest on assumed obligations shall be prorated as set forth in this Section. All deposits on tenancies shall be transferred to Buyer at Closing. Prorations set forth in this Section shall be made as of [x] date of Closing; [ ] date of possession; [ ]other
____________.

4. POSSESSION. Seller shall deliver possession to Buyer within 0 hours after Closing.

5. CONFIRMATION OF AGENCY DISCLOSURE. At the signing of this Contract the Listing Agent G. Norman George Represents [x] Seller [ ] Buyer, and the Selling Agent G. Norman George Represents [ ] Seller [x] Buyer. Buyer and Seller confirm that prior to signing this Contract written disclosure of the agency relationship was provided to him/her. ( /s/ ) Buyer's initials ( /s/ ) Seller's initials.

6. TITLE TO PROPERTY AND TITLE INSURANCE. (a) Seller has, or shall have at Closing, free title to the Property and agrees to convey such title to Buyer by [ ] general [ x ] special warranty deed, free of financial encumbrances as warranted under Section 10.6; (b) Seller agrees to pay for, and furnish Buyer at Closing with, a current standard form Owner's policy of title insurance in the amount of the Total Purchase Price; (c) the title policy shall conform with Seller's obligations under subsections(a) and (b). Unless otherwise agreed under
Section 8.4, the commitment shall conform with the title insurance commitment provided under Section 7.1. [ x ] The Buyer elects to obtain a full - coverage extended ALTA policy of title insurance under 6 ( b ). The cost of this coverage, above that of a standard Owner's policy, shall be paid for by the [ ] Buyer [ x ] Seller. Also, the cost of a full-coverage ALTA survey, shall be paid for by the [ ] Buyer [ x ]Seller.

7. SPECIFIC UNDERTAKINGS OF SELLER AND BUYER.

     7.1 SELLER DISCLOSURES. The Seller will deliver to the Buyer the following Seller Disclosures no later than the number of calendar days indicated below
which shall be days after Acceptance:                                     (days)
     [X] (a) a Seller Property Condition Disclosure for the Property,
     signed and dated by Seller:                                            7
     [X] (b) a  commitment  for the  policy of title  insurance required  under Section  6, to be issued  by the  title  insurance company  chosen  by  Seller, including  copies of all documents
     listed as Exceptions on the  Commitment:                              10
     [X] (c) a copy of all loan documents relating to any loan now
     existing which will encumber the Property after Closing:               7
     [X] (d) a copy of all leases and rental agreements now in effect
      with regard to the Property together with a current rent roll:        7
     [X] (e)  operating  statements  of the  Property  for its last 3
     full fiscal years of operation plus the current fiscal year.          10
     through JUNE 1997 , certified by the Seller or by an  independent
     auditor:                                                             N/A
     [ ] (f)  tenant  Estoppel  agreement:

Seller agrees to pay any charge for cancellation of the title commitment provided under subsection (b).

If Seller does not provide any of the Seller Disclosures within the time periods agreed above, the Buyer may either waive the particular Seller Disclosure requirement by taking no timely action or the Buyer may notify the Seller in writing within 3 calendar days after the expiration of the particular disclosure time period that the Seller is in Default under this Contract and that the remedies under Section 16 are at the Buyer's disposal. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Buyer's written notice, return to the Buyer the Earnest Money Deposit without the requirement of further written authorization from the Seller.

     7.2 BUYER UNDERTAKINGS. The Buyer agrees to:                      I     II

     [ ] (a)  Apply  for  approval  of the  assumption  or  funding of the loan proceeds described in Section 2 by completing, signing,  and delivering to the Lender the initial loan application and  documentation  required by the Lender  and by  paying  all fees  as  required  by the  Lender  (including appraisal fee) no
     late than calendar days after Acceptance; and                    N/A   N/A


     [ ] (b) No later than N/A calendar days after  Acceptance, obtain from the Lender  to  whom  application  is  made  under
     subsection  (a)  a  written     commitment  to approve the
     assumption  of the existing loan or to fund the new loan subject only to changes of conditions in Buyer's credit worthiness and to normal loan closing procedures;  or, if Buyer elects, providing the Seller  with  absolute  assurance,  within
     the same time  frame,  that the proceeds  required for funding
      the Total Purchase Price are available.                        N/A    N/A

These Buyer Undertakings are at the sole expense of the Buyer and are material elements of this Contract for the benefit of both the Buyer and the Seller. If Buyer does not initiate any Buyer Undertaking and provide Seller with written confirmation in the time agreed above, the Seller may either waive the particular Buyer Undertaking requirement by taking no timely action or the Seller may notify the Buyer in writing within 10 calendar days of the expiration of the particular undertaking time period that the Buyer is in Default under this Contract and that the remedies under Section 16 are at the Seller's disposal. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Seller's written notice, deliver to the Seller the Earnest Money Deposit without the requirement of further written authorization from the Buyer.

7.3 ADDITIONAL DUE DILIGENCE. The Buyer shall undertake the following Additional Due Diligence elements at its own expense and for its own benefit for the purpose of complying with the Contingencies under Section 8:
     [X] (a) Ordering and obtaining an appraisal of the Property if one is not otherwise required under Section 7.2;
     [X](b) Ordering and obtaining a survey of the Property if one is not otherwise required under Section 6;
     [X](c) Ordering and obtaining any environmentally related study of the Property;
     [X](d) Ordering and obtaining a physical inspection report regarding, and completing a personal inspection of, the Property;
     [X](e) Requesting and obtaining verification that the Property complies with all applicable federal, state, and local laws, ordinances, and regulations with regard to zoning and permissible use of the Property. Liquor license to be transferrable est. (60 days) Seller agrees to cooperate fully with Buyer's completing these Due Diligence matters and to make the Property available as reasonable and necessary for the same.

8. CONTINGENCIES. This offer is subject to the Buyer's approving in its sole discretion the Seller Disclosures, the Buyer Undertakings, and Additional Due Diligence matters in Section 7. However, the Buyer's discretion in approving the terms of the loan under subsection 7.2(b) is subject to Buyer's covenant with regard to minimally acceptable financing terms under Section 2.

     8.1 Buyer shall have 30 Calendar days after the times  specified in Section
     7.1 and 7.2 for receipt of Seller Disclosures, and for completion of Buyer Undertakings to review the content of the disclosures and the outcome of the undertakings. The latest applicable date under Section 7.1 and 7.2 applies for completing a review of Additional Due Diligence matters under
     Section 7.3.

     8.2 If Buyer does not deliver a written objection to Seller regarding a Seller Disclosure, Buyer Undertaking, or due Diligence matter within the time provided in Section 8.1, that term will be deemed approved by Buyer.

     8.3 If Buyer objects, Buyer and Seller shall have 30 Calendar days after receipt of the objections to resolve Buyer's objections. Seller my, but shall not be required to, resolve Buyer's objections. Likewise, the Buyer is under no obligation to accept any resolution proposed by the Seller. If Buyer's objections are not resolved within the stated time Buyer may void this Contract by providing written notice to Seller within the same stated time. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Buyer's written notice, return to Buyer the Earnest Money Deposit without the requirement of any further written authorization from Seller. If this Contract is not voided by Buyer, Buyer's objection is deemed to have been waived. However, this waiver does not affect warranties under
     Section 10.

     8.4 Resolution of Buyer's objections under Section 8.3 shall be in writing and shall become part of this Contract.

9. SPECIAL CONTINGENCIES. This offer is made subject to: The terms of attached Addendum # 1 Are incorporated into this Contract by this reference.

10. SELLER'S LIMITED WARRANTIES. Seller's warranties to Buyer regarding the Property are limited to the following:

     10.1 When Seller delivers possession of the Property to Buyer, it will be broom-clean and free of debris and personal belongings;

     10.2 Seller will deliver possession of the Property to Buyer with the plumbing, plumbed fixtures, heating, cooling, ventilating, electrical and sprinkler (indoor and outdoor) systems, appliances, and fireplaces in working order;

     10.3 Seller will deliver possession of the Property to Buyer with the roof and foundation free of leaks known to Seller;

     10.4 Seller will deliver possession of the Property to Buyer with any private well or septic tank serving the Property in working order and in compliance with governmental regulations;

     10.5   Seller  will  be   responsible   for   repairing   any  of  Seller's
     moving-related damage to the Property.

     10.6 At Closing, Seller will bring current all financial obligations encumbering the Property which are assumed in writing by Buyer and will discharge all such obligations which Buyer has not so assumed;

     10.7 As of Closing, Seller has no knowledge of any claim or notice of an environmental, building, or zoning code violation regarding the Property which has not been resolved.

11. VERIFICATION OF WARRANTED AND INCLUDED ITEMS. After all contingencies have been removed and before Closing, the Buyer may conduct a "walk-through" inspection of the Property to determine whether or not items warranted by Seller in Section 10.1, 10.2, 10.3 and 10.4 are in the warranted condition and to verify that items included in Section 1.1 are presently on the Property. If any item is not in the warranted condition, Seller will correct, repair or replace it as necessary or, with the consent of Buyer and (if required) Lender, escrow an amount at Closing to provide for such repair or replacement. The Buyer's failure to conduct a "walk-through" inspection or to claim during the "walk-through" inspection that the Property does not include all items referenced on Section 1.1 or is not in the condition warranted in Section 10 , shall constitute a waiver of Buyer's rights under Section 1.1 and of the warranties contained in Section 10.

12. Changes during Transaction. Seller agrees that no changes in any existing leases shall be made, no new leases entered into, and no substantial alterations or improvements to the Property shall be undertaken without the written consent of the Buyer.

13. AUTHORITY OF SIGNERS. If Buyer or Seller is a corporation, partnership, trust, estate, or other entity, the person signing this Contract on its behalf warrants his or her authority to do so and to bind Buyer or Seller and the heirs or successors in interest to Buyer or Seller . If the Seller is not the vested Owner of the Property but has control over the vested Owner's disposition of the Property, the Seller agrees to exercise this control and deliver title under this Contract as if it had been signed by the vested Owner.

14. COMPLETE CONTRACT. This instrument (together with its Addenda, any attached Exhibits, and Seller Disclosure) constitutes the entire Contract between the parties and supersedes all prior dealings between the parties. This Contract cannot be changed except by written agreement of the parties.

15. DISPUTE RESOLUTION. The parties agree that any dispute or claim relating to this Contract, including but not limited to the disposition of the Earnest Money Deposit and the breach or termination of this Contract, shall first be submitted to mediation in accordance with the Utah Real Estate Buyer/Seller Mediation Rules of the American Arbitration Association. Each party agrees to bear its own costs of mediation. Any Agreement signed by the parties pursuant to the mediation shall be binding. If mediation fails, the procedures applicable and remedies available under this Contract shall apply. Nothing in this Section shall prohibit the Buyer from seeking specific performance be the Seller by filing a complaint with the court, serving it on the Seller by means of summons or as otherwise permitted by law, and recording a lis pendens with regard to the action provided that the Buyer permits the Seller to refrain from answering the complaint pending mediation. Also, the parties may agree in writing to waive mediation.

16. DEFAULT. If Buyer defaults, Seller may elect to either retain the Earnest Money Deposit as liquidated damages or to return the Earnest Money Deposit and sue Buyer to enforce Seller's rights. If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer nay elect to either accept from Seller as liquidated damages a sum equal to the Earnest Money Deposit or sue Seller for specific performance and/or damages. If Buyer elects to accept the liquidated damages, Seller agrees to pay the liquidated damages to Buyer upon demand. Where a Section of this Contract provides a specific remedy, the parties intend that the remedy shall be exclusive regardless of rights which might otherwise available under common law.

17. ATTORNEY'S FEES. In any action arising out of this Contract, the prevailing party shall be entitled to costs and reasonable attorney's fees.

18. DISPOSITION OF EARNEST MONEY. The Earnest Money Deposit shall nor be released unless it is authorized by: (a) Section 7.1, 7.2 and 8.3; (b) separate written agreement of the parties, including an agreement under Section 15 if (a) does not apply; or (c) court order.

19. ABROGATION. Except for express warranties made in this Contract, the provisions of this Contract, shall not apply after Closing.

20. RISK OF LOSS. All risk of loss or damage to the Property shall be borne by Seller until Closing.

21. TIME IS OF THE ESSENCE. Time is of the essence regarding the dates set forth in this transaction. Extensions must be agreed to in writing by all parties. Performance under each Section of this Contract which references a date shall be required absolutely by 5:00 P.M., Mountain Time on the stated date.

22. COUNTERPARTS AND FACSIMILE (FAX) DOCUMENTS. This Contract may be signed in counterparts, and each counterpart bearing an original signature shall be considered one document with all others bearing original signature. Also, facsimile transmission of any singed original document and re-transmission of any signed facsimile transmission shall be the same as delivery of an original.

23. ACCEPTANCE. Acceptance occurs when Seller or Buyer, responding to an offer or counteroffer of the other; (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or the other party's agent that the offer or counteroffer has been signed as required.

24. OFFER AND TIME FOR ACCEPTANCE. Buyer offers to purchase the Property on the above terms and conditions. If Seller does not accept this offer by [ ] AM [ x ] PM Mountain Time, 5:00, 7-18-97 , , this offer shall lapse; and the holder of the Earnest Money Deposit shall return it to the Buyer.


 /s/ BonnieJean Tippets
(Buyer's Signature)                              (Offer Reference Date)

BonnieJean Tippets
Buyer's Name (please print)

--------------------------------------                    ---------
(Notice Address)                                            (Phone)

--------------------------------------------------------------------------------
                        ACCEPTANCE/REJECTION/COUNTEROFFER

Acceptance of Offer to Purchase: Seller Accepts the foregoing offer on the terms and conditions specified above.

--------------------------------------
 (Seller's Signature)                                    (Date)           (Time)

--------------------------------------
Seller's Name (please print)

------------------------------------------                      ----------------
   (Notice Address)                                                      (Phone)

  Rejection: Seller Rejects the foregoing offer.

____________ (Seller's initials) __________________(Date) ________________(Time)

[ x ] Counter Offer: Seller presents for Buyer's Acceptance the terms of Buyer's offer subject to the exceptions or modifications as specified in the attached Counter Offer #_____1______.

--------------------------------------------------------------------------------
                                DOCUMENT RECEIPT

State Law requires Broker to furnish Buyer and Seller with copies of this Contract bearing all signatures. (One of the following alternatives must therefore be completed).

     A. [ ] I acknowledge receipt of a final copy of the foregoing Contract bearing all signatures:

 SIGNATURE OF SELLER                        SIGNATURE OF BUYER

----------------------------    ---------   ----------------------     ---------
                                Date                                   Date
----------------------------    ---------   ----------------------     ---------
                                Date                                   Date

     B. [ ] I personally caused a final copy of the foregoing contract bearing all signatures to be mailed on _____________, 19______ by certified Mail and return receipt attached hereto to the [ ] Seller [ ] Buyer, Sent by
_______________

Seller's Initials ( ) Date __________ Buyer's Initials ( ) Date _______________

                                 ADDENDUM NO. 3
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

THIS IS AN [ ] ADDENDUM [ X ] COUNTEROFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with and Offer Reference Date of 7-14-97 , 19 , including all prior addenda and counteroffers, between Cyberstate Inc., Nevada Corp. as Buyer, and James Stacey as Seller, regarding the Property located at 2402 Wall Avenue, Ogden . The following terms are hereby incorporated as part of the REPC:


    #1 10% on    20 years for $700,000
--------------------------------------

   #2  $150,000 down
   -----------------

    #4  Closing Seller Release Unit # 301 #302   #303
    -------------------------------------------------

    #5 Subject to America 1st approval
    ----------------------------------


To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counteroffers, these terms shall control. All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM shall remain in the same. [ ] Seller [ ] Buyer shall have until _________ [ ] AM [ ] PM Mountain Time , 19 , to accept the terms of this ADDENDUM in accordance with the provisions of
Section 23 of the REPC. Unless so accepted, the offer as set forth in this ADDENDUM shall lapse.

    /s/ James W. Stacey
    -------------------
[   ] Buyer [ X ] Seller Signature   Date   Time
_______________________________________________________
[ ] Buyer [ ] Seller Signature      Date          Time
                        ACCEPTANCE/COUNTEROFFER/REJECTION
CHECK ONE:
[ X ]  ACCEPTANCE:  [ ]  Seller  [ ] Buyer  hereby  accepts  the  terms  of this
ADDENDUM.
[ ] COUNTEROFFER: [ ] Seller [ ] Buyer presents as a counteroffer the terms of attached ADDENDUM NO. .

    /s/ BonnieJean Tippets (Pres)
(Signature)                                  (Date)                     (Time)
_______________________________________
(Signature)                                  (Date)                     (Time)

[   ] REJECTION: [ ] Seller [ ] Buyer rejects the foregoing ADDENDUM.

_______________________________________
(Signature)                                  (Date)                     (Time)
_______________________________________
(Signature)                                  (Date)                     (Time)

THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE UTAH ATTORNEY GENERAL, EFFECTIVE JUNE 12, 1996. IT REPLACES AND SUPERSEDES ALL PREVIOUSLY APPROVED VERSIONS OF THIS FORM